UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 20, 2011

SIGNPATH PHARMA INC.
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

333-158474	20-5079533
(Commission File Number)	(IRS Employer Identification No.)

1375 California Road, Quakertown, Pennsylvania, 18951
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(Address of Principal Executive Offices)      (Zip Code)

(215)538-9996
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(Registrant's Telephone Number, Including Area Code)

N/A
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws;

On October 20, 2011, SignPath Pharma Inc. (the “Company”) filed a certificate of amendment (the “Certificate”) with the Secretary of State of Delaware increasing the authorized capital stock of the Company to 55,000,000 shares, consisting of (i) 50,000,000 shares of Common Stock, par value $.001 per share; and (ii) designating 5,000,000 shares of Preferred Stock, par value $.10 per share.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of SignPath Pharma Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	SIGNPATH PHARMA INC.

By: /s/ Lawrence Helson
Name: Lawrence Helson, M.D.
Title: CEO